The Needham Funds, Inc.
Needham Small Cap Growth Fund

Supplement to Current Summary Prospectus and Prospectus

Certain information included in the summary prospectus and prospectus reflect changes that will not be effective until on or about April 11, 2022 (the “Effective Date”).  Specifically, until the Effective Date, the following paragraphs replace the indicated paragraphs in the current summary prospectus and/or the prospectus, as indicated.

The first paragraph of “Principal Investment Strategies” in the summary prospectus and in the summary section of the prospectus:

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (principally, common stock) of domestic issuers listed on a nationally recognized securities exchange that have market capitalizations not exceeding $5 billion at the time of investment.  The Small Cap Growth Fund may continue to hold securities of an issuer if, after the time of the Small Cap Growth Fund’s investment, the issuer’s market capitalization exceeds $5 billion.  Although there is no minimum limitation, the market capitalization range of the Small Cap Growth Fund’s investments at the time of investment will typically fall within the range of the companies listed on the Russell 2000® Index, which as of May 8, 2020 consists of securities with market capitalizations between $94.8 million and $4.4 billion.  Although the Adviser will seek to invest the Small Cap Growth Fund’s assets in accordance with the Small Cap Growth Fund’s policy with respect to the investment of at least 80% of its net assets (the “80% Policy”), during certain periods, which may be prolonged periods of time, market conditions, the availability of attractive investment opportunities that the Adviser believes are appropriate investments for the Small Cap Growth Fund and/or high levels of new investments into the Small Cap Growth Fund can lead to periods of higher cash levels that cause the Small Cap Growth Fund’s investments to be constituted of less than 80% in investments pursuant to the 80% Policy.

The third paragraph of “Investment Objectives, Strategies, Policies and Risks—Small Cap Growth Fund—Principal Investment Objective and Strategies”:

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in the equity securities of domestic issuers listed on a nationally recognized securities exchange that have market capitalizations not exceeding $5 billion at the time of investment.  Although the Adviser will seek to invest the Small Cap Growth Fund’s assets in accordance with the Small Cap Growth Fund’s policy with respect to the investment of at least 80% of its net assets (the “80% Policy”), during certain periods, which may be prolonged periods of time, market conditions, the availability of attractive investment opportunities that the Adviser believes are appropriate investments for the Small Cap Growth Fund and/or high levels of new investments into the Small Cap Growth Fund can lead to periods of higher cash levels that cause the Small Cap Growth Fund’s investments to be constituted of less than 80% in investments pursuant to the 80% Policy.

The fifth strategy under “ Investment Objectives, Strategies, Policies and Risks—Principal Investment Strategies—All Funds ” in the prospectus:

Exchange-Traded Funds.  The Funds may invest in exchange-traded funds (“ETFs”), including short sales of ETFs.  For the Small Cap Growth Fund, investments in ETFs may be considered, for purposes of compliance with the Fund’s policy with respect to the investment of 80% of its net assets, equity securities of domestic issuers listed on a nationally recognized securities exchange that have market capitalizations not exceeding $5 billion at the time of investment if the ETFs have economic characteristics similar to such equity securities.

February 8, 2022